                                  Exhibit (12)

                               CONSENT OF COUNSEL

     We hereby consent to the use of our opinion included in or made a part of the Registration Statement of The One Group on Form N-14 under the Securities Act of 1933, as amended.


                                        Ropes & Gray

                                        ROPES & GRAY




Washington, D.C.

January 19, 1996

                                        January 19, 1996


The One Group Gulf South
   Growth Fund
c/o The One Group
3435 Stelzer Road
Columbus, OH  43219

Paragon Gulf South Growth Fund
c/o Paragon Portfolio
4900 Sears Tower
Chicago, IL  60606

Ladies and Gentlemen:

     We have acted as counsel in connection with the Plan of Reorganization (the "Agreement") as approved by the Board of Trustees of Paragon Portfolio on October 31, 1995, as amended, between The One Group Gulf South Growth Fund ("Acquiring Fund"), a portfolio of The One Group, a Massachusetts business trust and Paragon Gulf South Growth Fund ("Target Fund"), a portfolio of Paragon Portfolio, a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on a date to be agreed upon by Acquiring Fund and Target Fund (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are defined in the Agreement.

     Target Fund is a series of Paragon Portfolio which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

The One Group Gulf South Growth Fund   -2-                      January 19, 1996
Paragon Gulf South Growth Fund



     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Registration Statement filed with the Securities and Exchange Commission on January 19, 1996 (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund

The One Group Gulf South Growth Fund   -3-                      January 19, 1996
Paragon Gulf South Growth Fund


shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund shares on the date of the Transaction.

     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. Immediately after the Transaction, the shareholders of Target Fund will be in control of Acquiring Fund within the meaning of Section 304(c) of the Code.

     8. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     9. The total adjusted basis of the assets of Target Fund transferred to Acquiring Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     10. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by

The One Group Gulf South Growth Fund   -4-                      January 19, 1996
Paragon Gulf South Growth Fund


Target Fund. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks long-term capital growth by investing primarily in a portfolio of common stocks, preferred stocks and other equity securities of small capitalization, emerging growth and medium capitalization growth companies, which are either head-quartered in or whose primary market is in the southeastern region of the United States.

     11. At the time of the Transaction, Acquiring Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in Acquiring Fund that, if exercised or converted, would affect the Target Fund shareholders' acquisition or retention of control of Acquiring Fund as defined in Section 304(c) of the Code.

     12. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualifications as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continual use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     13. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     14. All fees and expenses incurred by Target Fund and/or Acquiring Fund in connection with the consummation of the Transaction will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitations will be borne by The One Group; provided, however, that such fees and expenses will in any event be paid by the party directly incurring such expenses if and to the extent that payment by the other party would result in the disqualification of Acquiring Fund or Target Fund, as the case may be, as a "regulated investment company" within the meaning of
Section 851 of the Code. All such fees and expenses incurred and borne by either of Acquiring Fund and Target Fund shall be solely and directly related to the Transaction and shall be paid directly by Target Fund or Acquiring Fund, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

The One Group Gulf South Growth Fund   -5-                      January 19, 1996
Paragon Gulf South Growth Fund


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     15. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning December 1, 1995 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending November 30, 1995 and the short taxable period beginning on December 1, 1995 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     16. Acquiring Fund has not yet filed its first tax return and thus has not yet elected to be a regulated investment company for federal tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies as a regulated investment company, including at all times being a series of a trust that is registered as an investment company under the Investment Company Act of 1940.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, and provided that all facts represented to be true "to the best of the knowledge of the management" of the relevant fund are, in fact, true (whether or not known), we are of the opinion that for federal income tax purposes:

The One Group Gulf South Growth Fund   -6-                      January 19, 1996
Paragon Gulf South Growth Fund


     (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

     (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

    (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

     (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund shares as capital assets;

      (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

     (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

    (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

                              Very truly yours,



                              Ropes & Gray

4062771.01

                                        January 19, 1996


The One Group Value
  Growth Fund
c/o The One Group
3435 Stelzer Road
Columbus, OH  43219

Paragon Value Growth Fund
c/o Paragon Portfolio
4900 Sears Tower
Chicago, IL  60606

Ladies and Gentlemen:

     We have acted as counsel in connection with the Plan of Reorganization (the "Agreement") as approved by the Board of Trustees of Paragon Portfolio on October 31, 1995, as amended, between The One Group Value Growth Fund ("Acquiring Fund"), a portfolio of The One Group, a Massachusetts business trust and Paragon Value Growth Fund ("Target Fund"), a portfolio of Paragon Portfolio, a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on a date to be agreed upon by Acquiring Fund and Target Fund (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are defined in the Agreement.

     Target Fund is a series of Paragon Portfolio which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

The One Group Value Growth Fund        -2-                      January 19,1996
Paragon Value Growth Fund


     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Registration Statement filed with the Securities and Exchange Commission on January 19, 1996 (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund

The One Group Value Growth Fund        -3-                       January 19,1996
Paragon Value Growth Fund


shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund shares on the date of the Transaction.

     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. Immediately after the Transaction, the shareholders of Target Fund will be in control of Acquiring Fund within the meaning of Section 304(c) of the Code.

     8. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     9. The total adjusted basis of the assets of Target Fund transferred to Acquiring Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     10. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by

The One Group Value Growth Fund        -4-                       January 19,1996
Paragon Value Growth Fund


Target Fund. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks long-term capital growth and growth of income while, as a secondary objective, providing a moderate level of income by investing primarily in common stocks, preferred stocks and other equity securities.

     11. At the time of the Transaction, Acquiring Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in Acquiring Fund that, if exercised or converted, would affect the Target Fund shareholders' acquisition or retention of control of Acquiring Fund as defined in Section 304(c) of the Code.

     12. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction except for
(i) dispositions made in the ordinary course of its business as a series of an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualifications as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continual use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     13. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     14. All fees and expenses incurred by Target Fund and/or Acquiring Fund in connection with the consummation of the Transaction will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitations will be borne by The One Group; provided, however, that such fees and expenses will in any event be paid by the party directly incurring such expenses if and to the extent that payment by the other party would result in the disqualification of Acquiring Fund or Target Fund, as the case may be, as a "regulated investment company" within the meaning of
Section 851 of the Code. All such fees and expenses incurred and borne by either of Acquiring Fund and Target Fund shall be solely and directly related to the Transaction and shall be paid directly by Target Fund or Acquiring Fund, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

The One Group Value Growth Fund        -5-                       January 19,1996
Paragon Value Growth Fund


     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     15. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning December 1, 1995 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) (computed without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending November 30, 1995 and the short taxable period beginning on December 1, 1995 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     16. Acquiring Fund has not yet filed its first tax return and thus has not yet elected to be a regulated investment company for federal tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies as a regulated investment company, including at all times being a series of a trust that is registered as an investment company under the Investment Company Act of 1940.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, and provided that all facts represented to be true "to the best of the knowledge of the management" of the relevant fund are, in fact, true (whether or not known), we are of the opinion that for federal income tax purposes:

The One Group Value Growth Fund        -6-                       January 19,1996
Paragon Value Growth Fund


     (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

    (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

    (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund shares as capital assets;

     (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

    (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

                              Very truly yours,



                              Ropes & Gray

4062767.01

                                        January 19, 1996


The One Group Limited
  Volatility Bond Fund
c/o The One Group
3435 Stelzer Road
Columbus, OH  43219

Paragon Short-Term Government Fund
c/o Paragon Portfolio
4900 Sears Tower
Chicago, IL  60606

Ladies and Gentlemen:

     We have acted as counsel in connection with the Plan of Reorganization (the "Agreement") as approved by the Board of Trustees of Paragon Portfolio on October 31, 1995, as amended, between The One Group Limited Volatility Bond Fund ("Acquiring Fund"), a portfolio of The One Group, a Massachusetts business trust and Paragon Short-Term Government Fund ("Target Fund"), a portfolio of Paragon Portfolio, a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on a date to be agreed upon by Acquiring Fund and Target Fund (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are defined in the Agreement.

     Target Fund is a series of Paragon Portfolio which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a

The One Group Limited Volatility Bond Fund   -2-                January 19, 1996
Paragon Short-Term Government


regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

     For purposes of this opinion, we have considered the Agreement, the Registration Statement filed with the Securities and Exchange Commission on January 19, 1996 (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of

The One Group Limited Volatility Bond Fund   -3-                January 19, 1996
Paragon Short-Term Government


the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund shares on the date of the Transaction.

     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund. In making this determination, dispositions made in the ordinary course of

The One Group Limited Volatility Bond Fund   -4-                January 19, 1996
Paragon Short-Term Government


Acquiring Fund's business as an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks to maximize current income to the extent consistent with preservation of capital by investing primarily in securities of the U.S. Government, its agencies and instrumentalities.

     9. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction)and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualifications as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continual use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     10. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     11. All fees and expenses incurred by Target Fund and/or Acquiring Fund in connection with the consummation of the Transaction will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitations will be borne by The One Group; provided, however, that such fees and expenses will in any event be paid by the party directly incurring such expenses if and to the extent that payment by the other party would result in the disqualification of Acquiring Fund or Target Fund, as the case may be, as a "regulated investment company" within the meaning of
Section 851 of the Code. All such fees and expenses incurred and borne by either of Acquiring Fund and Target Fund shall be solely and directly related to the Transaction and shall be paid directly by Target Fund or Acquiring Fund, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     12. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning December 1, 1995 and will continue to apply to it

The One Group Limited Volatility Bond Fund   -5-                January 19, 1996
Paragon Short-Term Government

through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) for both the taxable year ending November 30, 1995 and the short taxable year of Target Fund beginning on December 1, 1995 and ending on the Exchange Date (computed in each case without regard to any deduction for dividends paid) and all of the net capital gain realized in Target Fund's taxable year ending November 30, 1995 and in its short taxable year beginning on December 1, 1995 and ending on the Exchange Date (after reduction for any capital loss carryover). Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     13. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1995 and will continue to apply to it through the Exchange Date.

     14. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     15. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     16. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     17. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, and provided that all facts represented to be true "to the best of the knowledge of the management" of the relevant fund are, in fact, true (whether or not known), we are of the opinion that for federal income tax purposes:

     (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the

The One Group Limited Volatility Bond Fund   -6-                January 19, 1996
Paragon Short-Term Government


          assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

     (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

    (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

     (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund shares as capital assets;

     (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

     (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

    (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

                              Very truly yours,



                              Ropes & Gray

4062720.01

                              January 19, 1996


The One Group Government Bond Fund
c/o The One Group
3435 Stelzer Road
Columbus, OH  43219

Paragon Intermediate-Term Bond Fund
c/o Paragon Portfolio
4900 Sears Tower
Chicago, IL  60606

Ladies and Gentlemen:

     We have acted as counsel in connection with the Plan of Reorganization (the "Agreement") as approved by the Board of Trustees of Paragon Portfolio on October 31, 1995, as amended, between The One Group Government Bond Fund ("Acquiring Fund"), a portfolio of The One Group, a Massachusetts business trust and Paragon Intermediate-Term Bond Fund ("Target Fund"), a portfolio of Paragon Portfolio, a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on a date to be agreed upon by Acquiring Fund and Target Fund (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are defined in the Agreement.

     Target Fund is a series of Paragon Portfolio which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

The One Group Government Bond Fund    - 2 -                     January 19, 1996
Paragon Intermediate-Term Bond Fund



     Acquiring Fund is a series of The One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

     For purposes of this opinion, we have considered the Agreement, the Registration Statement filed with the Securities and Exchange Commission on January 19, 1996 (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares

The One Group Government Bond Fund    - 3 -                     January 19, 1996
Paragon Intermediate-Term Bond Fund



or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund shares on the date of the Transaction.

     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations

The One Group Government Bond Fund    - 4 -                     January 19, 1996
Paragon Intermediate-Term Bond Fund


independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks to provide a high level of current income consistent with safety of principal by investing primarily in fixed-income government securities.

     9. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction) and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualifications as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continual use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     10. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     11. All fees and expenses incurred by Target Fund and/or Acquiring Fund in connection with the consummation of the Transaction will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitations will be borne by The One Group; provided, however, that such fees and expenses will in any event be paid by the party directly incurring such expenses if and to the extent that payment by the other party would result in the disqualification of Acquiring Fund or Target Fund, as the case may be, as a "regulated investment company" within the meaning of
Section 851 of the Code. All such fees and expenses incurred and borne by either of Acquiring Fund and Target Fund shall be solely and directly related to the Transaction and shall be paid directly by Target Fund or Acquiring Fund, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     12. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning December 1, 1995 and will continue to apply to it through the Exchange Date.

The One Group Government Bond Fund    - 5 -                     January 19, 1996
Paragon Intermediate-Term Bond Fund



     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) for both the taxable year ending November 30, 1995 and the short taxable year of Target Fund beginning on December 1, 1995 and ending on the Exchange Date (computed in each case without regard to any deduction for dividends paid) and all of the net capital gain realized in Target Fund's taxable year ending November 30, 1995 and in its short taxable year beginning on December 1, 1995 and ending on the Exchange Date (after reduction for any capital loss carryover). Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     13. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1995 and will continue to apply to it through the Exchange Date.

     14. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     15. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     16. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     17. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, and provided that all facts represented to be true "to the best of the knowledge of the management" of the relevant fund are, in fact, true (whether or not known), we are of the opinion that for federal income tax purposes:

    (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in

The One Group Government Bond Fund    - 6 -                     January 19, 1996
Paragon Intermediate-Term Bond Fund


          liquidation;

   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

  (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund shares as capital assets;

    (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

  (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

                                   Very truly yours,



                                   Ropes & Gray

4062714.01

                              January 19, 1996


The One Group Income Equity Fund
 c/o The One Group
3435 Stelzer Road
Columbus, OH  43219

Paragon Value Equity Income Fund
Paragon Portfolio
4900 Sears Tower
Chicago, IL  60606

Ladies and Gentlemen:

     We have acted as counsel in connection with the Plan of Reorganization (the "Agreement") as approved by the Board of Trustees of Paragon Portfolio on October 31, 1995, as amended, between The One Group Income Equity Fund ("Acquiring Fund"), a portfolio of The One Group, a Massachusetts business trust and Paragon Value Equity Income Fund ("Target Fund"), a portfolio of Paragon Portfolio, a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on a date to be agreed upon by Acquiring Fund and Target Fund (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are defined in the Agreement.

     Target Fund is a series of Paragon Portfolio which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

The One Group Income Equity Fund      - 2 -                     January 19, 1996
Paragon Value Equity Income Bond Fund



     Acquiring Fund is a series of the One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

     For purposes of this opinion, we have considered the Agreement, the Registration Statement filed with the Securities and Exchange Commission on January 19, 1996 (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares

The One Group Income Equity Fund      - 3 -                     January 19, 1996
Paragon Value Equity Income Bond Fund



or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund shares on the date of the Transaction.

     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. Following the Transaction, Acquiring Fund will continue to use a substantial portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations

The One Group Income Equity Fund      - 4 -                     January 19, 1996
Paragon Value Equity Income Bond Fund



independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks current income and capital growth by investing primarily in equity securities.

     9. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction except for
(i) dispositions made in the ordinary course of its business as a series of an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction)and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualifications as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continual use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.

     10. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     11. All fees and expenses incurred by Target Fund and/or Acquiring Fund in connection with the consummation of the Transaction will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitations will be borne by The One Group; provided, however, that such fees and expenses will in any event be paid by the party directly incurring such expenses if and to the extent that payment by the other party would result in the disqualification of Acquiring Fund or Target Fund, as the case may be, as a "regulated investment company" within the meaning of
Section 851 of the Code. All such fees and expenses incurred and borne by either of Acquiring Fund and Target Fund shall be solely and directly related to the Transaction and shall be paid directly by Target Fund or Acquiring Fund, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     12. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning December 1, 1995 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or

The One Group Income Equity Fund      - 5 -                     January 19, 1996
Paragon Value Equity Income Bond Fund




prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) for both the taxable year ending November 30, 1995 and the short taxable year of Target Fund beginning on December 1, 1995 and ending on the Exchange Date (computed in each case without regard to any deduction for dividends paid) and all of the net capital gain realized in Target Fund's taxable year ending November 30, 1995 and in its short taxable year beginning on December 1, 1995 and ending on the Exchange Date (after reduction for any capital loss carryover). Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     13. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1995 and will continue to apply to it through the Exchange Date.

     14. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     15. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     16. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     17. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, and provided that all facts represented to be true "to the best of the knowledge of the management" of the relevant fund are, in fact, true (whether or not known), we are of the opinion that for federal income tax purposes:

     (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

The One Group Income Equity Fund      - 6 -                     January 19, 1996
Paragon Value Equity Income Bond Fund



    (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

   (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

    (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund shares as capital assets;

     (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

    (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

   (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

                                   Very truly yours,



                                   Ropes & Gray

4062707.01

                              January 19, 1996


The One Group Louisiana Municipal
  Bond Fund
c/o The One Group
3435 Stelzer Road
Columbus, OH  43219

Paragon Louisiana Tax-Free Fund
c/o Paragon Portfolio
4900 Sears Tower
Chicago, IL  60606

Ladies and Gentlemen:

     We have acted as counsel in connection with the Plan of Reorganization (the "Agreement") as approved by the Board of Trustees of Paragon Portfolio on October 31, 1995, as amended, between The One Group Louisiana Municipal Bond Fund ("Acquiring Fund"), a portfolio of The One Group, a Massachusetts business trust and Paragon Louisiana Tax-Free Fund ("Target Fund"), a portfolio of Paragon Portfolio, a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on a date to be agreed upon by Acquiring Fund and Target Fund (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are defined in the Agreement.

     Target Fund is a series of Paragon Portfolio which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

The One Group Louisiana Municipal Bond Fund    - 2 -            January 19, 1996
Paragon Louisiana Tax-Free Fund



     Acquiring Fund is a series of the One Group which is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

     For purposes of this opinion, we have considered the Agreement, the Registration Statement filed with the Securities and Exchange Commission on January 19, 1996 (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):


     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund

The One Group Louisiana Municipal Bond Fund    - 3 -            January 19, 1996
Paragon Louisiana Tax-Free Fund



shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund shares on the date of the Transaction.

     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. Immediately after the Transaction, the shareholders of Target Fund will be in control of Acquiring Fund within the meaning of Section 304(c) of the Code.

     8. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     9. The total adjusted basis of the assets of Target Fund transferred to Acquiring Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     10. Following the Transaction, Acquiring Fund will continue to use a significant portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by

The One Group Louisiana Municipal Bond Fund    - 4 -            January 19, 1996
Paragon Louisiana Tax-Free Fund



Target Fund. In making this determination, dispositions made in the ordinary course of Acquiring Fund's business as an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company that seeks as high a level of current income exempt from Federal and Louisiana income tax as is consistent with preservation of capital.

     11. At the time of the Transaction, Acquiring Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in Acquiring Fund that, if exercised or converted, would affect the Target Fund shareholders' acquisition or retention of control of Acquiring Fund as defined in Section 304(c) of the Code.

     12. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction)and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualifications as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continual use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.


     13. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     14. All fees and expenses incurred by Target Fund and/or Acquiring Fund in connection with the consummation of the Transaction will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitations will be borne by The One Group; provided, however, that such fees and expenses will in any event be paid by the party directly incurring such expenses if and to the extent that payment by the other party would result in the disqualification of Acquiring Fund or Target Fund, as the case may be, as a "regulated investment company" within the meaning of
Section 851 of the Code. All such fees and expenses incurred and borne by either of Acquiring Fund and Target Fund shall be solely and directly related to the Transaction and shall be paid directly by Target Fund or Acquiring Fund, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

The One Group Louisiana Municipal Bond Fund    - 5 -            January 19, 1996
Paragon Louisiana Tax-Free Fund



     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     15. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning December 1, 1995 and will continue to apply to it through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of the excess of (i) Target Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Target Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, all of Target Fund's investment company taxable income (see Code Section 852) (computed in each case without regard to any deduction for dividends paid) and all of Target Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending November 30, 1995 and the short taxable period beginning on December 1, 1995 and ending on the Exchange Date. Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     16. Acquiring Fund has not yet filed its first tax return and thus has not yet elected to be a regulated investment company for federal tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies as a regulated investment company, including at all times being a series of a trust that is registered as an investment company under the Investment Company Act of 1940.

     17. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     18. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     19. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, and provided that all facts represented to be true "to the best of the

The One Group Louisiana Municipal Bond Fund    - 6 -            January 19, 1996
Paragon Louisiana Tax-Free Fund



knowledge of the management" of the relevant fund are, in fact, true (whether or not known), we are of the opinion that for federal income tax purposes:

    (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

   (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

  (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

   (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund shares as capital assets;

    (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fudn of the liabilities of Target Fund;

   (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

  (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

                                   Very truly yours,



                                   Ropes & Gray

                                        January 19, 1996


The One Group U.S. Treasury
  Securities Money Market Fund
c/o The One Group
3435 Stelzer Road
Columbus, OH  43219

Paragon Treasury Money Market Fund
c/o Paragon Portfolio
4900 Sears Tower
Chicago, IL  60606

Ladies and Gentlemen:

     We have acted as counsel in connection with the Plan of Reorganization (the "Agreement") as approved by the Board of Trustees of Paragon Portfolio on October 31, 1995, as amended, between The One Group U.S. Treasury Securities Money Market Fund ("Acquiring Fund"), a portfolio of The One Group, a Massachusetts business trust and Paragon Treasury Money Market Fund ("Target Fund"), a portfolio of Paragon Portfolio, a Massachusetts business trust. The Agreement describes a proposed transaction (the "Transaction") to occur on a date to be agreed upon by Acquiring Fund and Target Fund (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections 9(g) and 10(g) of the Agreement. Capitalized terms not defined herein are defined in the Agreement.

     Target Fund is a series of Paragon Portfolio which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a

The One Group U.S. Treasury Securities Fund    -2-              January 19, 1996
Paragon Treasury Money Market Fund


regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     Acquiring Fund is a series of the One Group registered under the 1940
Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     Acquiring Fund is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

     For purposes of this opinion, we have considered the Agreement, the Registration Statement filed with the Securities and Exchange Commission on January 19, 1996 (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have represented to us the following facts, occurrences and information upon which you have indicated we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above):

     1. Target Fund will transfer to Acquiring Fund all of its assets, and Acquiring Fund will assume all of the liabilities of Target Fund as of the Exchange Date.

     2. The fair market value of the Acquiring Fund Shares received by each Target Fund shareholder will be approximately equal to the fair market value of the Target Fund shares surrendered in exchange therefor. The Target Fund shareholders will receive no consideration other than Acquiring Fund Shares (which may include fractional shares) in exchange for their shares of beneficial interest in Target Fund (the "Target Fund Shares").

     3. None of the compensation received by any shareholder-employees of Target Fund, if any, will be separate consideration for, or allocable to, any of their Target Fund Shares; none of the Acquiring Fund Shares received by any Target Fund shareholder-employees will be separate consideration for, or allocable to, any employment; and the compensation paid to any Acquiring Fund or Target Fund shareholder-employees, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     4. There is no plan or intention by any Target Fund shareholder who owns 5% or more of the total outstanding Target Fund Shares, and to the best of the knowledge of the management of Target Fund, there is no plan or intention on the part of the remaining Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund Shares received in the Transaction that would reduce Target Fund shareholders' ownership of Acquiring Fund Shares to a number of Acquiring Fund Shares having a value, as of the date of

The One Group U.S. Treasury Securities Fund    -3-              January 19, 1996
Paragon Treasury Money Market Fund


the Transaction, of less than 50 percent of the value of all of the formerly outstanding Target Fund Shares as of the same date. For purposes of this representation, Acquiring Fund Shares or Target Fund Shares surrendered by Target Fund shareholders in redemption or otherwise disposed of, where such dispositions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, will be treated as outstanding Target Fund shares on the date of the Transaction.

     5. Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Transaction, except for Acquiring Fund Shares reacquired in the ordinary course of its business as an open-end investment company.

     6. Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target Fund immediately prior to the Transaction. For purposes of this representation, (a) amounts paid by Target Fund, out of the assets of Target Fund, to Target Fund shareholders in redemption of Target Fund Shares, where such redemptions, if any, appear to be initiated by Target Fund shareholders in connection with or as a result of the Agreement or the Transaction, (b) amounts used by Target Fund to pay expenses of the Transaction, and (c) amounts used to effect all redemptions and distributions (except for regular, normal dividends declared and paid in order to ensure Target Fund's continued qualification as a regulated investment company and to avoid fund-level tax) made by Target Fund immediately preceding the transfer will be included as assets of Target Fund held immediately prior to the Transaction. Further, to the best of the knowledge of the managements of each of Acquiring Fund and Target Fund, this representation will remain true even if the amounts, if any, that Acquiring Fund pays after the Transaction to Acquiring Fund shareholders who are former Target Fund shareholders in redemption of Acquiring Fund Shares received in exchange for Target Fund Shares, where such redemptions, if any, appear to be initiated by such shareholders in connection with or as a result of the Agreement or the Transaction, are considered to be assets of Target Fund that were not transferred to Acquiring Fund.

     7. The fair market value of the assets transferred to Acquiring Fund by Target Fund will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund.

     8. Following the Transaction, Acquiring Fund will continue to use a substantial portion (in this case, at least 50%) of the historic business assets of Target Fund. Specifically, Acquiring Fund will use such significant portion of Target Fund's historic business assets in its business by continuing to hold at least such portion of the total assets transferred to it by Target Fund. In making this determination, dispositions made in the ordinary course of

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The One Group U.S. Treasury Securities Fund    -4-              January 19, 1996
Paragon Treasury Money Market Fund


Acquiring Fund's business as an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction) shall not be taken into account. In addition, following the Transaction, Acquiring Fund will continue the historic business of Target Fund as an open-end investment company which seeks to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity by investing in securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities.

     9. Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Transaction except for (i) dispositions made in the ordinary course of its business as a series of an open-end investment company (i.e., dispositions resulting from investment decisions made after the Transaction on the basis of investment considerations independent of the Transaction)and (ii) dispositions made by Acquiring Fund to realign its portfolio in order to reflect its investment objective and conform to its investment restrictions and/or to maintain its qualifications as a "regulated investment company" for federal income tax purposes under Section 851 of the Code ("Realignment Dispositions"), which Realignment Dispositions shall be limited to the extent required by the above representation relating to the continual use by Acquiring Fund of the historic business assets of Target Fund. For purposes of this representation, Realignment Dispositions made by Target Fund, if any, will be considered to have been made by Acquiring Fund.


     10. The liabilities of Target Fund to be assumed by Acquiring Fund were incurred by Target Fund in the ordinary course of its business and are associated with the assets transferred to Acquiring Fund. For purposes of this paragraph, expenses of the Transaction are not treated as liabilities.

     11. All fees and expenses incurred by Target Fund and/or Acquiring Fund in connection with the consummation of the Transaction will be paid by the party directly incurring such fees and expenses, except that the costs of proxy materials and proxy solicitations will be borne by The One Group; provided, however, that such fees and expenses will in any event be paid by the party directly incurring such expenses if and to the extent that payment by the other party would result in the disqualification of Acquiring Fund or Target Fund, as the case may be, as a "regulated investment company" within the meaning of
Section 851 of the Code. All such fees and expenses incurred and borne by either of Acquiring Fund and Target Fund shall be solely and directly related to the Transaction and shall be paid directly by Target Fund or Acquiring Fund, as the case may be, to the relevant providers of services or other payees, in accordance with the principles set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

     Target Fund shareholders will pay their respective expenses, if any, incurred in connection with the Transaction.

     12. For federal income tax purposes, Target Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Target Fund for its current taxable year beginning December 1, 1995 and will continue to apply to it

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The One Group U.S. Treasury Securities Fund    -4-              January 19, 1996
Paragon Treasury Money Market Fund


through the Exchange Date.

     In that regard, Target Fund will declare to Target Fund shareholders of record on or prior to the Exchange Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing all of Target Fund's investment company taxable income (see Code Section 852) for both the taxable year ending November 30, 1995 and the short taxable year of Target Fund beginning on December 1, 1995 and ending on the Exchange Date (computed in each case without regard to any deduction for dividends paid) and all of the net capital gain realized in Target Fund's taxable year ending November 30, 1995 and in its short taxable year beginning on December 1, 1995 and ending on the Exchange Date (after reduction for any capital loss carryover). Such dividends will be made to ensure continued qualification of Target Fund as a regulated investment company for tax purposes and to eliminate fund-level tax.

     13. For federal income tax purposes, Acquiring Fund qualifies as a regulated investment company, and the provisions of Sections 851 through 855 of the Code apply to Acquiring Fund for its current taxable year beginning July 1, 1995 and will continue to apply to it through the Exchange Date.

     14. Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Target Fund Shares.

     15. There is no intercorporate indebtedness existing between Target Fund and Acquiring Fund.

     16. Target Fund will distribute the Acquiring Fund Shares it receives in the Transaction to its shareholders as provided in the Agreement.

     17. Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Based on the foregoing representations and our review of the documents and items referred to above, and provided that all facts represented to be true "to the best of the knowledge of the management" of the relevant fund are, in fact, true (whether or not known), we are of the opinion that for federal income tax purposes:

     (i) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the

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The One Group U.S. Treasury Securities Fund    -6-              January 19, 1996
Paragon Treasury Money Market Fund


          assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

     (ii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

    (iii) The basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the basis of his or her Target Fund Shares exchanged therefor;

     (iv) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund shares as capital assets;

     (v) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

     (vi) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer; and

    (vii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

                              Very truly yours,



                              Ropes & Gray

4061232.02

                                       -6-